INCOME ELITESM VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA B

Supplement Dated July 10, 2015

to the

Prospectus dated May 1, 2015

Effective on or about May 1, 2015, the following investment option is generally available to policies:

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
TA American Funds Managed Risk - Balanced – Service Class	Transamerica American Funds Managed Risk VP – Service Class	Milliman Financial Risk Management LLC
Investment Objective: Seeks to provide total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Please note:

•	The TA American Funds Managed Risk – Balanced – Service Class subaccount has been added as a Designated Investment Option under the Retirement Income Max® Rider for policies issued prior to November 10, 2014.

•	This investment option includes volatility controlled strategy. Generally, the strategy can be expected to reduce your participation in market gains. Volatility controlled investment options may result in lower policy values and lower guaranteed benefits when the amount of those benefits is tied to investment performance. The Company’s requirement to invest in accordance with designated investment options, which may include volatility control, may reduce our costs and risks associated with this rider.

•	These investment options may vary for certain policies and may not be available for all policies.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Income EliteSM Variable Annuity dated May 1, 2015